STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions:
Participants	$ 140,511,137	$ 133,450,273
Employer	36,149,296	34,114,038
Rollovers	30,827,517	32,487,045
Total contributions	207,487,950	200,051,356
Investment income:
Net appreciation in fair value of investments	545,738,625	431,135,087
Dividends	8,215,837	8,868,403
Interest	9,303,663	7,612,622
Interest from notes receivable from participants	2,124,695	1,815,048
Total investment income	565,382,820	449,431,160
Total additions	772,870,770	649,482,516
Deductions:
Benefits paid to participants	341,546,195	243,942,231
Administrative expenses	1,390,413	1,600,404
Total deductions	342,936,608	245,542,635
Net increase	429,934,162	403,939,881
Net assets available for benefits:
Beginning of year	3,335,834,487	2,931,894,606
End of year	$ 3,765,768,649	$ 3,335,834,487